UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2022

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series E Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the shareholders of CNO Financial Group, Inc. (the "Company") on May 19, 2022 (the "Annual Meeting"), the Company's shareholders elected nine directors to serve terms expiring at next year's annual meeting and approved three other proposals. The results of the voting were as follows:

Proposal 1:	Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Gary C. Bhojwani	105,790,774	566,449	51,949	3,963,864
Ellyn L. Brown	102,558,087	3,798,945	52,140	3,963,864
Stephen N. David	104,093,239	2,263,971	51,962	3,963,864
David B. Foss	104,535,239	1,821,831	52,102	3,963,864
Mary R. (Nina) Henderson	104,916,960	1,442,547	49,665	3,963,864
Daniel R. Maurer	104,809,791	1,548,572	50,809	3,963,864
Chetlur S. Ragavan	105,920,113	437,884	51,175	3,963,864
Steven E. Shebik	105,916,523	441,945	50,704	3,963,864
Frederick J. Sievert	102,940,809	2,697,156	771,207	3,963,864

Proposal 2:	Approval, by non-binding advisory vote, of the executive compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
102,151,975	3,919,554	337,643	3,963,864

Proposal 3:	Approval of the Company's Amended and Restated Certificate of Incorporation to include the replacement NOL protective amendment to preserve value of tax net operating losses and certain other tax losses.

For	Against	Abstain	Broker Non-Votes
94,294,053	12,058,811	56,308	3,963,864

Proposal 4:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022.

For	Against	Abstain
106,978,267	3,316,234	78,535

Item 9.01(d).	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 19, 2022
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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